Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

Date: February 16, 2021

[Signature Page Follows]

OAKTREE ACQUISITION HOLDINGS II, L.P.

By: Oaktree Acquisition Holdings II GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE ACQUISITION HOLDINGS II GP LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE CAPITAL MANAGEMENT GP, LLC By: Atlas OCM Holdings, LLC Its: Managing Member By: Oaktree New Holdings, LLC Its: Member

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

ATLAS OCM HOLDINGS, LLC By: Oaktree New Holdings, LLC Its: Member

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

BROOKFIELD ASSET MANAGEMENT, INC.

By:	/s/ Jessica Diab
Name: Jessica Diab
Title: Vice President, Legal & Regulatory

PARTNERS LIMITED

By:	/s/ Brian Lawson
Name: Brian Lawson
Title: President